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                                                                 Exhibit 10.16

                                  KNOLL, INC.

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                   (COMMON STOCK UNDER STOCK INCENTIVE PLANS)

        Amended and Restated Stockholders Agreement, dated as of this 4th day of November 1999 (this "Agreement"), by and among Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("Warburg"); the individuals whose names and addresses appear from time to time on Schedule I hereto (the "Management Stockholders"); and Knoll, Inc. (the "Company"), a Delaware corporation and the successor to T.K.G. Acquisition Corp. Certain terms used in this Agreement are defined in Section 6 hereof.


                                R E C I T A L S
                                - - - - - - - -

        WHEREAS, pursuant to the T.K.G. Acquisition Corp. 1996 Stock Incentive Plan, the Knoll 1997 Stock Incentive Plan and the Knoll 1999 Stock Incentive Plan (together, as they may be amended from time to time, the "Stock Plan") of the Company, the Company has or will make certain grants or sales of shares (including any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such shares and any shares of Common Stock issued upon exercise of any Options (as defined below), the "Shares") of its Common Stock, par value $.01 per share (the "Common Stock"), or options to purchase shares of Common Stock ("Options" and, together with the Shares, the "Securities") to the Management Stockholders; and

        WHEREAS, Warburg, the Management Stockholders and the Company desire to promote their mutual interests by agreeing to certain matters relating to the operations of the Company and the disposition and voting of the Securities, as further set forth herein; and

        WHEREAS, Warburg, the Management Stockholders and the Company have previously entered into a Stockholders Agreement (Common Stock Under Stock Incentive Plan), dated as of February 29, 1996 (the "Old Stockholders Agreement"), in connection with the Management Stockholders' ownership of Securities and desire to amend and restate the Old Stockholders Agreement in its entirety as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

        1.    COVENANTS OF THE PARTIES
              ------------------------

        (a)   Legends.  The certificates evidencing the Securities owned or
              -------
acquired by the Stockholders pursuant to the Stock Plan or their permitted transferees will bear the following legends reflecting the restrictions on the transfer of such securities under the Securities Act and those contained in this Agreement:


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        "The securities evidenced hereby have not been registered under the
        Securities Act of 1933, as amended (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder.

        "The securities evidenced hereby are subject to the terms of that certain Stockholders Agreement (Common Stock Under Stock
        Incentive Plan), dated as of February 29, 1996, as amended by that certain Amended and Restated Stockholders Agreement (Common Stock Under Stock Incentive Plans), dated as of November __, 1999, and as may be further amended from time to time, by and among the Company, Warburg, Pincus Ventures, L.P. and certain holders of Common Stock, including certain restrictions on transfer. A copy of such Stockholders Agreement has been filed with the Secretary of the Company and is available upon request."

        (b)   Additional Stockholders.  The parties hereto acknowledge that,
              -----------------------
subject to the terms hereof, certain employees and/or consultants of the Company or its Subsidiaries may become stockholders of the Company after the date hereof and that such employees and/or consultants will be required, as a condition to the issuance of Securities to them under the Stock Plan, to execute a Joinder Agreement in the form attached hereto as Exhibit A (the "Joinder Agreement"). Upon execution of a Joinder Agreement, such employees and/or consultants shall be deemed to be Management Stockholders under this Agreement and shall be entitled to all of the rights and benefits afforded to, and shall be subject to all the obligations of, such Management Stockholders hereunder.

        2.    TRANSFER OF SECURITIES
              ----------------------

        Without the approval of the Board of Directors of the Company (the "Board") and subject to the restrictions on transfer under the Stock Plan, no Management Stockholder shall Transfer any Securities, or any beneficial interest therein, except (i) to members of such Management Stockholder's immediate family or trusts for the benefit of such Management Stockholder or such Management Stockholder's immediate family; upon the death of any Management Stockholder, to his or her respective executors, administrators or testamentary trustees; to a corporation or partnership, the sole stockholders or limited or general partners of which include only such Management Stockholder and members of such Management Stockholder's immediate family; a transfer from a Management Stockholder's trust or other transferee back to such Management Stockholder; a transfer to the legal guardian of a disabled Management Stockholder or of a Management Stockholder's disabled immediate family member, provided in each instance that (A) such transferee executes and
               --------
delivers to the Company and Warburg a Joinder Agreement and (B) any such transferee shall take such Securities subject to all limitations and obligations imposed on the Management Stockholder under the Stock Plan and any related grant agreement, (ii) to Warburg or an Affiliate thereof, (iii) after an Initial Public Offering, upon 30 days prior written notice to the Board or
(iv) sales

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pursuant to a Drag-Along Notice in accordance with Section 3; provided, however, that the restrictions on Transfer pursuant to this Section 2 shall terminate after an Initial Public Offering when Warburg owns less than 10% of the outstanding Common Stock. Any Transfer or purported Transfer made in violation of this Section 2 shall be null and void and of no effect.

        3.    DRAG-ALONG RIGHT
              ----------------

        (a) If at any time and from time to time after the date of this Agreement, the holder or holders of a majority of the outstanding shares of voting capital stock of the Company (the "Proposed Transferors") wish to Transfer in a bona fide arms' length sale all shares of Common Stock then owned by them to any Person or Persons who are not Affiliates of the Proposed Transferors (for purposes of this Section 3(a), the "Proposed Transferee"), the Proposed Transferors shall have the right (the "Drag-Along Right") to require each Management Stockholder to sell to the Proposed Transferee all Securities (for the same per share consideration received by the Proposed Transferor for each such class of capital stock, and with respect to unexercised Options, less any exercise price payable with respect thereto) then held by the Management Stockholders, subject to purchase by the Proposed Transferee. Each Management Stockholders, agrees to take all steps necessary to enable him or it to comply with the provisions of this Section 3(a), including, if necessary, voting any Securities in favor of the transaction with the Proposed Transferee (whether effected as a merger or otherwise) to facilitate the Proposed Transferors' exercise of a Drag-Along Right.

        (b) To exercise a Drag-Along Right, the Proposed Transferors shall give each Management Stockholder a written notice (for purposes of this
Section 3, a "Drag-Along Notice") containing (i) the number of Securities that the Proposed Transferee proposes to acquire from the Proposed Transferors,
(ii) the name and address of the Proposed Transferee, and (iii) the proposed purchase price, terms of payment and other material terms and conditions of the Proposed Transferee's offer. Each Management Stockholder shall thereafter be obligated to sell the Securities subject to such Drag-Along Notice, provided
                                                                       --------
that the sale to the Proposed Transferee is consummated within 120 days of delivery of the Drag-Along Notice. If the sale is not consummated within such 120-day period, then each Management Stockholder shall no longer be obligated to sell such Management Stockholder's Securities pursuant to that specific Drag-Along Right but shall remain subject to the provisions of this Section 3.

        (c) Notwithstanding anything contained in this Section 3, in the event that all or a portion of the purchase price consists of securities and the sale of such securities to the Management Stockholders would require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any applicable state securities law, then, at the option of the Proposed Transferors, the Management Stockholders may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Board, unless, at the request of the Management Stockholders holding a majority of the Shares, the appraisal procedure set forth in Section 3(d) below is invoked.


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        (d)   Appraisal Procedure.  If the Management Stockholders invoke
              -------------------
an appraisal procedure to determine the amount of the fair market value in cash of the consideration for the Securities under Section 3(c) (the "Subject Securities"), then the Proposed Transferors, on the one hand, and the Management Stockholders, on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a reputable valuation firm. Each appraiser shall, within 30 days of appointment, separately investigate the value of the consideration for the Subject Securities as of the proposed transfer date and shall submit a notice of an appraisal of that value to each party. Each appraiser shall be instructed to determine such value without regard to income tax consequences to the Management Stockholders as a result of receiving cash rather than other consideration. If, upon the completion of the initial appraisals (the "Earlier Appraisals"), the higher appraised value of such consideration is not more than 110% of the lower appraised value of such consideration, the average of the two appraisals on a per share basis shall be controlling as the amount of the cash equivalent. If the higher appraised value is more than 110% of the lower appraised value, the appraisers, within 10 days of the submission of the last appraisal, shall appoint a third appraiser who shall be member of a reputable valuation firm. The third appraiser shall, within 30 days of his appointment, appraise the value of the consideration for the Subject Securities (without regard to the income tax consequences to the Management Stockholders as a result of receiving cash rather than other consideration) as of the proposed transfer date and submit notice of his appraisal to each party. The value determined by the third appraiser shall be controlling as the amount of the cash equivalent unless the value is greater than the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control, and unless that value is lower than the two Earlier Appraisals, in which case the lower of the two Earlier Appraisals will control. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit his appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. The cost of the foregoing appraisals shall be shared one-half by the Proposed Transferor and one-half by the Management Stockholders.

        4.    REGISTRATION RIGHTS
              -------------------

        (a)   Definitions.  As used in this Section 4:

        (i) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

        (ii)  the term "Holder" shall mean any holder of Registrable
Securities;

        (iii) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;


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        (iv)  the term "Registrable Securities" means (A) the shares of
Common Stock issued to Management Stockholders under the Stock Plan, which have theretofore become vested and have not theretofore become forfeited under the Stock Plan, and (B) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A) above; provided that "Registrable Securities" shall not include any shares previously registered on a registration relating solely to employee benefit plans.

        (v) "Registration Expenses" shall mean (x) all expenses incurred by the Company in compliance with Sections 4(b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company) and (y) all reasonable fees and disbursements of counsel for each of the Holders; and

        (vi) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

        (b)   Company Registration.
              --------------------

        (i) If the Company shall determine to register any shares of Common Stock either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                (A) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities (of the same class of equity securities being registered under such registration statement) specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 4(b)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities of the same class of equity securities being registered under such registration statement.

        (ii)  Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 4(b)(i)(A). In such event,


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

the right of each of the Holders to registration pursuant to this Section 4(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of Registrable Securities requesting registration, and the Registrable Securities of the Company held by Holders shall be excluded from such registration and underwriting to the extent required by such limitation. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

        (iii) Number and Transferability.  Each of the Holders shall be
              --------------------------
entitled to have its shares included in an unlimited number of registrations pursuant to this Section 4(b). The registration rights granted pursuant to this Section 4(b) shall be assignable, in whole or in part, to any permitted transferee of the Shares, provided such transferee executes and delivers to the Company and to Warburg a Joinder Agreement.

        (c)   Form S-3.  Following the Initial Public Offering the Company
              --------
shall use its best efforts to qualify for registration on Form S-3 for secondary sales. After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request unlimited registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such holders), subject only to the following:

        (i) The Company shall not be required to effect a registration pursuant to this Section 4(c) unless the Holder or Holders of Registrable Securities requesting registration propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $5,000,000.

        (ii) The Company shall not be required to effect a registration pursuant to this Section 4(c) within 180 days of the effective date of the most recent registration pursuant to this Section 4(c) in which securities held by the requesting Holder could have been included for sale or distribution.

        (iii) The Company shall not be required to effect a registration pursuant to this Section 4(c) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the


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

filing of such registration statement. In such event, the Company shall have the right to defer the filing of the registration statement no more than once during any twelve (12) month period for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 4(d).

        (iv) The Company shall not be obligated to effect any registration pursuant to this Section 4(c) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

        The Company shall give written notice thereof to all Holders of Registrable Securities within five (5) days of the receipt of a request for registration pursuant to this Section 4(c) and shall provide a reasonable opportunity for other Holders of Registrable Securities to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 4(b)(ii) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

        (d)   Expenses of Registration.  All Registration Expenses incurred in
              ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 4 (whether or not such registration, qualification or compliance is effectuated) shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered (or proposed to be registered) pro rata on the basis of the number of their shares so registered (or proposed to be registered.

        (e)   Registration Procedures.  In the case of each registration
              -----------------------
effected by the Company pursuant to Section 4, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

        (i) keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration in accordance with provisions in Section 4(i) hereof; and (B) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or


                                       7

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fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement; and

        (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request.

        (f)   Indemnification.
              ---------------

        (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 4, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by any Holder with respect to such Holder or underwriter with respect to such underwriter and stated to be specifically for use therein.

        (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each Other Stockholder and each of their officers, directors, and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to such Holder contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact with respect to such Holder required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders,


                                       8

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directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the proceeds to such Holder of securities sold as contemplated herein.

        (iii) Each party entitled to indemnification under this Section 4(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at its own expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 unless, and only to the extent, the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

        (iv) If the indemnification provided for in this Section 4(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

        (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

        (vii) Any indemnification payments required to be made to an Indemnified Party under this Section 4(f) shall be made as the related claims, losses, damages, liabilities or expenses are incurred.

        (g)   Information by the Holders.  Each of the Holders and each Other
              --------------------------
Stockholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Stockholder and the distribution proposed by such Holder or Other Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 4.

        (h)   Rule 144 Reporting.
              ------------------

        With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

                (A) make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after ninety
    (90) days following the effective date of the first registration under the Securities Act filed by the Company after the date of this Agreement for an offering of its securities to the general public;

                (B) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the


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

    Securities Act and the Exchange Act at any time after the date of this Agreement the Company has become subject to such reporting requirements; and

                (C) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company after the date of this Agreement for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after the date of this Agreement the Company has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

        (i)   "Market Stand-off" Agreement.  Each of the Holders agrees, if
              ----------------------------
requested by the Company and an underwriter of shares of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any shares of Common Stock (or other securities) of the Company held by such Holder during the 90-day period (or such longer period if requested by such underwriter, up to 180 days) following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

                (i) such agreement only applies to the first such registration statement of the Company after the date of this Agreement which includes securities to be sold on the Company's behalf to the public in an underwritten offering; and

                (ii) all officers and directors of the Company enter into similar agreements.

        If requested by the underwriters, the Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 90-day period (or such longer period if requested by the underwriter, up to 180 days). The provisions of this Section 4(i) shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

        (j)   Termination.  The registration rights set forth in this Section 4
              -----------
shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144(k)). The Company will arrange for a provision to the transfer agent for such shares of an opinion of counsel in connection with any such sale under Rule 144.

        5.    TERMINATION.  The Agreement shall terminate on the date on which
              -----------
the Board and the holder or holders of a majority of the Securities issued under the Stock Plan shall have agreed in writing to terminate this Agreement; provided that
Section 3 shall terminate upon an Initial Public Offering.

        Notwithstanding anything in this Agreement to the contrary, if a Management Stockholder's employment with the Company or its Subsidiaries is terminated, whether by such Management Stockholder or by the Company or its Subsidiaries, whether with or without cause, all rights of such Management Stockholder under this Agreement (but not the obligations) shall be terminated; provided that the Company's rights under Section 3 shall remain in full force and effect.

        6.    INTERPRETATION OF THIS AGREEMENT
              --------------------------------

        (a)   Terms Defined.  As used in this Agreement, the following terms
              -------------
have the respective meaning set forth below:

        Affiliate:  means any person or entity, directly or indirectly,
        ---------
controlling, controlled by or under common control with such person or entity.

        Exchange Act:  the Securities Exchange Act of 1934, as amended.
        ------------

        Initial Public Offering:  means the completion of an underwritten
        -----------------------
initial public offering after the date of this Agreement for shares of Common Stock pursuant to a registration statement under the Securities Act resulting in net proceeds to the Company and/or any selling stockholders of not less than $25,000,000.

        Other Stockholders:  holders of securities of the Company other than
        ------------------
Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in a registration.

        Person:  an individual, partnership, joint-stock company, corporation,
        ------
limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

        Security, Securities:  as defined in Section 2(1) of the Securities
        --------------------
Act.

        Securities Act:  the Securities Act of 1933, as amended.
        --------------

        Subsidiary:  a corporation of which the Company owns, directly or
        ----------
indirectly, more than fifty percent (50%) of the Voting Stock.

        Transfer:  any sale, assignment, pledge, hypothecation, or other
        --------
disposition or encumbrance, whether or not for consideration.

        Voting Stock:  securities of any class or classes of a corporation the
        ------------
holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

        (b)   Accounting Principles.  Where the character or amount of any
              ---------------------
asset or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with U.S. generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

        (c)   Directly or Indirectly.  Where any provision in this Agreement
              ----------------------
refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

        (d)   Governing Law.  This Agreement shall be governed by and
              -------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

        (e)   Section Headings.  The headings of the sections and subsections
              ----------------
of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

        7.    MISCELLANEOUS
              -------------

        (a)   Notices.
              -------

        (i) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                (A) if to any of the Management Stockholders, at the address of such Management Stockholder shown on Schedule I, or at such other address as the Management Stockholder may have furnished the Company in writing;

                (B) if to Warburg, at 466 Lexington Avenue, New York,
New York 10017, Attention: Jeffrey A. Harris, or at such other address as Warburg may have furnished the Company in writing; and

                (C) if to the Company, to Knoll, Inc., 1235 Water Street,
East Greenville, PA 18041, Attention: Chief Executive Officer, or at such other address as it may have furnished in writing to Warburg and the Management Stockholders, with a copy to Warburg pursuant to the previous clause (B).

        (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

        (b)   Reproduction of Documents.  This Agreement and all documents
              -------------------------
relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed and , (ii) documents received by each Stockholders pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Management Stockholder, may be reproduced by each Management Stockholder by an photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Management Stockholder may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Management Stockholder in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

        (c)   Successors and Assigns.  This Agreement shall inure to the
              ----------------------
benefit of and be binding upon the successors and assigns of each of the parties.

        (d)   Entire Agreement; Amendment and Waiver.  This Agreement, together
              --------------------------------------
with the Stock Plan, constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties (including the Old Stockholders Agreement). This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of Warburg and the holder or holders of a majority of the Securities.

        (e)   Severability.  In the event that any part or parts of this
              ------------
Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

        (f)   Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.



                                    KNOLL, INC.


                                    By:  /s/ Douglas J. Purdom
                                        ---------------------------
                                        Name:  Douglas J. Purdom
                                        Title: Senior Vice President and
                                               Chief Financial Officer



                                    WARBURG, PINCUS VENTURES, L.P.


                                    By:  Warburg, Pincus & Co.,
                                         General Partner


                                    By:  /s/ Jeffrey Harris
                                        --------------------------
                                        Name:  Jeffrey Harris
                                        Title: Partner



                                    MANAGEMENT STOCKHOLDERS:


                                     /s/ Burton B. Staniar
                                    --------------------------
                                     Burton B. Staniar


                                     /s/ John H. Lynch
                                    --------------------------
                                     John H. Lynch


                                     /s/ Kathleen G. Bradley
                                    --------------------------
                                     Kathleen G. Bradley

                                     /s/ Andrew B. Cogan
                                    --------------------------
                                     Andrew B. Cogan


                                     /s/ Arthur C. Graves
                                    --------------------------
                                     Arthur C. Graves


                                     /s/ Stephen A. Grover
                                    --------------------------
                                     Stephen A. Grover


                                     /s/ Carl G. Magnusson
                                    --------------------------
                                     Carl G. Magnusson


                                     /s/ Douglas J. Purdom
                                    --------------------------
                                     Douglas J. Purdom


                                     /s/ Barbara E. Ellixson
                                    --------------------------
                                     Barbara E. Ellixson


                                     /s/ Barry L. McCabe
                                    --------------------------
                                     Barry L. McCabe


                                     /s/ Patrick A. Milberger
                                    --------------------------
                                     Patrick A. Milberger

                                  SCHEDULE I




                            (Intentionally Omitted)

                                                                    Exhibit A
                                                                    ---------

                               JOINDER AGREEMENT
                               -----------------

        Joinder Agreement, dated as of this __ day of ________, _____, by and among Knoll, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Stockholder").

        Reference is made to that certain Amended and Restated Stockholders Agreement (Common Stock Under Stock Incentive Plans) (the "Stockholders Agreement"), dated as of November __, 1999, by and among Knoll, Inc., Warburg, Pincus Ventures, L.P. and the other holders of Securities from time to time party thereto, as the same may from time to time be amended.

        By executing this Joinder Agreement, the Stockholder hereby agrees to be bound by the terms of the Stockholders Agreement as if he were an original signatory to such Agreement and shall be deemed to be a Management Stockholder thereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.



                                                ____________________________
                                                Name:


Agreed to and Accepted by:

KNOLL, INC.



_____________________________
Name:
Title: